EXHIBIT 4.11

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.


                             IFS INTERNATIONAL, INC.

                           Convertible Promissory Note
                                  July __, 1999



No. CN-__                                                              $_____.00



         For value received, IFS INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of _______________________, a ________ corporation, with offices located at ______________________________
(together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of ________________ Dollars ($______.00), together with interest thereon.

                                                       -16-
459745-7 8/10/99 Beginning on the date hereof, the outstanding principal balance of this Note shall bear interest, in
arrears, at a rate per annum equal to ten percent (10%), payable quarterly unless earlier converted or redeemed as provided herein. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months (each, a "Monthly Period") and shall accrue commencing on the 91st day from the Closing Date (as defined in the Purchase Agreement) as follows: (i) if the VWAP of the Common Stock during days 61-90 after the Closing Date (the "Initial Test Period") is less than $3.00, interest shall accrue for the period from the 91st day after the Closing Date through and including the 120th day after the Closing Date; and (ii) if the VWAP for any Monthly Period subsequent to the Initial Test Period (the "Subsequent Test Period" and together with the Initial Test Period, the "Test Periods") is less than $3.00, interest shall accrue for the Monthly Period commencing on the first day after the end of such Subsequent Test Period. The interest shall be payable, at the option of the Company, in cash or shares of the Company's common stock, par value $.001 per share (the "Common Stock"), provided, that if the Company elects to pay any interest in Common Stock, such Common Stock must be registered and freely tradeable at the time of issuance. The number of shares of Common Stock to be issued as payment of accrued and unpaid interest shall be determined by dividing (a) the total amount of accrued and unpaid interest for the applicable Test Period by (b) the average of the lowest VWAPs for a number of days equal to one-half of the trading days during such Test Period.

         The outstanding principal balance of this Note shall be due and payable in its entirety in lawful money of the United States of America in immediately available funds on July __, 2001, or at such earlier time as provided herein (the "Maturity Date"); provided, that on the Maturity Date, all of the then outstanding principal amount of this Note plus all unpaid accrued interest thereon shall be converted into Common Stock in accordance with Article III of this Note. Principal and interest shall be payable at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Company or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit A. This Note may, without the prior written consent of the Holder, be prepaid by the Company, in whole or in part, in accordance with Section 3.3 herein.

                                    ARTICLE I

1.1      Purchase Agreement.

         This Note has been  executed  and  delivered  pursuant  to the Note and
Warrant Purchase Agreement, dated as of July __, 1999 (the "Purchase Agreement@), by and among the Company, Gilston Corporation, Ltd., Manchester Asset Management, Ltd. and Headwaters Capital. This Note is subject to each of the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

1.2      Payment on Non-Business Days.

         Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

1.3      Transfer.

         This Note may be  transferred  or sold,  subject to the  provisions  of
Section 4.5 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

1.4      Replacement.

         Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.


                                   ARTICLE II

1.5      Events of Default.

         The occurrence of any of the following events shall be an "Event of Default" under this Note:

     (1) the failure of the Common Stock to be listed on the Nasdaq Small Cap Market, Inc. ("Nasdaq") for a period of five (5) consecutive trading days; or

     (2) trading in the Common Stock is suspended on Nasdaq for a period of five
(5) consecutive trading days, other than as a result of the suspension of trading in securities on such market in general; or

     (3) the Company shall fail to make any payment of principal on the date such payment is due hereunder, whether upon the Maturity Date or otherwise; or


     (4) the Company shall fail to make any payment of interest for a period of five (5) days after the date such interest is due; or

     (5) default shall be made in the timely delivery of shares of Common Stock upon conversion of the Note and/or exercise of the Warrants, the timely filing and/or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement) or the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement, the Warrants or the Registration Rights Agreement; or

     (6) default shall be made in the performance or observance of any covenant, condition or agreement contained in this Note (other than as set forth in clause
(e) of this Section 2.1), the Purchase Agreement, the Warrants or the Registration Statement and such default shall continue unremedied for a period of fifteen (15) days after notice from the Holder; or

     (7) any representation or warranty made by the Company herein or in the Purchase Agreement, the Warrants or the Registration Rights Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

     (8) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect),
(v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

     (9) a proceeding or case shall be commenced in respect of the Company, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of 60 days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) against the Company or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company and shall continue undismissed, or unstayed and in effect for a period of 60 days.

1.6      Remedies Upon An Event of Default.

         If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option (i) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in
Section 2.1(h) or 2.1(i), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable or (ii) demand that the principal amount of this Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at a conversion price per share calculated pursuant to Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Notice Date. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE III

                      CONVERSION; ANTIDILUTION; REDEMPTION


1.7      Conversion Option.

     (1) This Note shall be convertible (in whole or in part), at the option (the "Conversion Option") of the Holder, at any time on or after the earlier of
(i) the effective date of the Registration Statement or (ii) the 91st date after the Closing Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) that portion of the outstanding principal balance under the Note as of such date that the Holder elects to convert by (y) the Conversion Price (as hereinafter defined) then in effect on the Conversion Date (as hereinafter defined) provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.2 below.

                   For purposes of this Section 3.1, (A) the "Conversion Price" means an amount equal to the lesser of (1) $3.00 per share or (2) 90% of the "Market Price", where the "Market Price" is defined as the average of the three lowest VWAPs of the Common Stock during the fifteen (15) day trading period immediately preceding the Conversion Date (the "Lookback Period"; and (B)
"Conversion Date" means the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Company (facsimile number (518) 283-7336, Attn.: Carmen Pascuito) On the last trading day of each month, starting on the first day of the fourth month after the Closing Date, the Lookback Period will be increased by two (2) trading days until the Lookback Period equals a maximum of thirty (30) trading days.

(2) In  connection  with the  conversion  of this Note in  accordance  with this
Section 3.1, at any time on or after the earlier of (i) the effective date of the Registration Statement or (ii) the 91st date after the Closing Date, the Holder may exercise its Conversion Option by delivering an original Conversion Notice which shall specify the amount of this Note that the Holder desires to convert and surrendering to the Company the Note to be converted, marked "Canceled," and acknowledged by the Holder to be paid-in-full within three (3) business day from the Conversion Date, in exchange for certificate(s) representing the number of shares of Common Stock determined in accordance with
Section 3.1(a) above and, in the event of a partial conversion, a new Note for the remainder of the principal balance, which certificates and new Note, if applicable, which shall be delivered to the Holder within three (3) business days after the Conversion Date. Upon the Holder's exercise of the Conversion Option, the Company shall, within three (3) business days from the Conversion Date, pay and deliver to the Holder, in cash or as otherwise provided in this Note, all accrued but unpaid interest on the Note through the date of such conversion.

(3) If the Company fails to deliver the Common Stock within three (3) business days from the Conversion Date, the Company shall pay as liquidated damages for such failure and not as a penalty to the Holder an amount equal to two percent (2%) of the principal amount of this Note to be converted for the first 30-day period following the required delivery of the Common Stock, which amount shall be pro rated for such period less than thirty (30) days, and three percent (3%) of the principal amount of this Note to be converted for each 30-day period thereafter until delivery of the Common Stock, which shall also be pro rated for such period less than thirty (30) days (the "Periodic Amount"). Payments made pursuant to this Section 3.2(c) shall be due and payable in cash immediately upon demand. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties as of the date of this Note of the amount of damages that may be incurred by the Holders if the Common Stock is not delivered as set forth herein.

(4) Subject to the Exchange Cap (as defined in Section 3.1(e) below), any Note which remains outstanding on the second anniversary of the Closing Date shall automatically be converted on such date into shares of Common Stock.

(5) The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock, together with any shares of Common Stock issued upon exercise of the Warrants, would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Note (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of Nasdaq or any other principal securities exchange or market upon which the Common Stock is or becomes traded. If the conversion of all or any portion of this Note, together with any shares of Common Stock issued upon exercise of the Warrants, would result in the issuance of shares of Common Stock which in the aggregate will equal or exceed the Exchange Cap, the Company shall within sixty (60) days from the Closing Date file a proxy statement in order to seek approval of the stockholders of the Company as required by the applicable rules or regulations of Nasdaq for issuances of Common Stock in excess of the Exchange Cap. The Company shall comply with all applicable rules and regulation of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Nasdaq, as applicable, at the expense of the Company. If the Company obtains the approval of stockholders as required under the rules or regulations of Nasdaq, the Company shall be obligated to issue upon conversion of the Note, together with any shares of Common Stock issued upon exercise of the Warrants, in the aggregate, shares of Common Stock in excess of the Exchange Cap. If the Company does not obtain the approval of stockholders as required under the rules or regulations of Nasdaq or fails to call the stockholders meeting within the time herein, the Holder shall have the right, at the Holder's option, to require the Company to redeem, subject to the terms of Paragraph 3.1(f) below, all or a portion of this Note which the Company is unable to convert (the "Mandatory Redemption"), at a cash price equal to the applicable Redemption Price set forth in Section 3.3(b) (the "Mandatory Redemption Price").

(6) Upon receipt of a Conversion Notice from Holder which cannot be fully satisfied, the Company shall immediately notify via facsimile to Holder of the Company's inability to fully satisfy such Conversion Notice (the "Inability to Fully Convert Notice"). The Inability to Fully Convert Notice shall indicate the amount of the Note which cannot be converted and the applicable Mandatory Redemption Price. Holder shall notify the Company within five (5) business days of receipt of the Inability to Fully Convert Notice of its election to cause a Mandatory Redemption by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert"). If such Holder shall elect to have its Note redeemed pursuant to Section 3.1(e) above, the Company shall pay the applicable Mandatory Redemption Price in cash to such holder within five (5) business days after the Company's receipt of the holders Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert, the Company has not delivered a notice to such holder stating that the event or condition triggering the Mandatory Redemption has been cured. From and after the date of the Mandatory Redemption (unless the Company shall default in duly paying the Mandatory Redemption Price in which case all the rights of the Holder shall continue), the Holder of Notes so redeemed shall have the right to receive the Mandatory Redemption Price thereof upon surrender of certificates representing the Note, and such Note shall not thereafter be transferred (except with the consent of the Company) on the books of the Company and shall not be deemed outstanding for any purpose whatsoever.

(7) Notwithstanding the foregoing provisions, in no event (except with respect to an automatic conversion of this Note as provided in Section 3.1(d) above) shall Holder be entitled to convert any portion of this Note to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note and the unexercised portion of any Warrants), and (2) the number of shares of Common Stock issuable upon the conversion of the Note and exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the holders and their affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, except as otherwise provided in clause (1) of such proviso. The preceding shall not interfere with Holder's right to convert this Note or exercise the Warrants which in the aggregate total more than 4.99% of the outstanding shares of Common Stock, over time, as long as Holder does not own more than 4.99% of the outstanding Common Stock at any given time.

(8) The Company recognizes and acknowledges that a breach by the Company of the provisions of this Section 3.1 will cause irreparable and material harm to the Holder, that the Holder may bring a suit to enforce or remedy a breach of the provisions of this Section 3.1, that in any such suit an action for damages would be inadequate, and that the Holder may seek and obtain such equitable relief (without being required to post a bond or other security), including but not limited to injunctive relief, as may be appropriate in any court of competent jurisdiction, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.


1.8      Adjustment of Conversion Price.

(1) The Conversion Price shall be subject to adjustment from time to time as follows:

               (1) If the Company shall, at any time or from time to time after the Closing Date, issue any shares of Common Stock (other than Excluded Stock (as hereinafter defined)) for a consideration per share less than the Conversion Price, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to the product of the Conversion Price times a fraction,

               (1) the numerator of which is an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (on a fully diluted basis) immediately prior to such issuance, multiplied by the Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Company upon such issuance; and

(2) the denominator of which is the total number of shares of Common Stock outstanding after giving effect to such issuance of such Common Stock.

As used herein, "Excluded Stock" means all Common Stock issued (v) upon conversion of any convertible security of the Company outstanding as of the date hereof, (w) upon exercise of any existing or future stock options or grants issued to any director, employee or consultant of the Company under any employee incentive stock option and/or any qualified stock option plan adopted by the Company, (x) in connection with an acquisition by the Company or any of its subsidiaries of all or substantially all of the assets of another Person (as hereinafter defined) or at least a majority of the outstanding equity securities of another Person, which acquisition has been approved by the Board of Directors of the Company, (y) upon exercise of the Warrants, and (z) upon exercise of any warrants outstanding on the date hereof. For purpose of this Section, "Person" shall mean an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature, and "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.


(2) For the purposes of any adjustment of the Conversion Price pursuant to subsection (a) above, the following provisions shall be applicable.

               (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefore prior to deducting therefrom any discounts, commissions or placement fees paid by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.


               (2) In the case of the options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (1) the aggregate  maximum  number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clause (A)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise and/or purchase price provided in such options or rights for the Common Stock covered thereby;

                    (2) the aggregate  maximum  number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued intent), plus the additional consideration, if any to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clause (A));

                    (3) on any change in the number of shares or exercise  price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (4) on the  expiration  of any such  options or rights,  the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

(2) If, at any time after the Closing Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by the subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock, entitled to receive such stock dividend, subdivision or split-up (or if no record date is set, the date such stock dividend, subdivision or stock split is consummated), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in outstanding shares.

(3) If, at any time after the Closing Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

(4) If, at any time after the Closing Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decreased in outstanding shares.

(5) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from no par value to par value or from par value to no par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company, this Note shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of this Note would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

(6) If any  event  occurs of the type  contemplated  by the  provisions  of this
Section 3.2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate reduction in the Conversion Price so as the protect the rights of the Holder in accordance with the provisions hereof.

(7) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent.

(8) In any case in which the provisions of this Section 3.2(g) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the Holder of any Note converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversation by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments; provided, however, that the Company shall, within fifteen (15) days after such event, deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional shares and such cash.

(9) Whenever the Conversion Price shall be adjusted as provided in this Section 3.2, the Company shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent, not later than fifteen (15) days after such adjustment, by first class certified mail, return receipt requested and postage prepaid, to the Holder at the Holder's address appearing on the Company's records.

(10) The Company shall at all times when any Notes shall be outstanding, reserve and keep available out of its authorized but unissued stock, such number of share of Common Stock as shall from time to time be sufficient to effect the conversion of all Notes then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 175% of the number of shares of Common Stock for which the Notes are at any time convertible and the Warrants are exercisable.

1.9      Redemption.

(1) The Company may, at the option of its Board of Directors, redeem all or any portion of the outstanding principal amount of this Note and pay the accrued and unpaid interest thereon upon five (5) business days prior written notice to the Holder (the "Redemption Notice") at the redemption price set forth in subparagraph (b) below. The Company may not deliver a Redemption Notice to the Holder unless the Company has clear and good funds for a minimum of the amount it intends to redeem in a bank account controlled by the Company. The Redemption Notice shall state the date of redemption (the "Redemption Date"), the Redemption Price (as hereinafter defined), the amount of the Note of such Holder to be redeemed, the amount of accrued and unpaid interest through the Redemption Date and shall call upon such holders to surrender to the Company on the Redemption Date at the place designated in the Redemption Notice such Holder's redeemed Note. The Redemption Date shall be no more than five (5) trading days after the date on which the Holder is notified of the Company's intent to redeem the Note (the "Redemption Notice Date"). If the Company fails to pay the Redemption Price by the sixth trading day following the Redemption Notice Date, the redemption will be declared null and void and the Company shall lose its right to deliver a Redemption Notice to the Holder in the future. On or after the Redemption Date, the Holder called for redemption shall surrender the Notes called for redemption to the Company at the place designated in the Redemption Notice and shall thereupon be entitled to receive payment of the applicable Redemption Price. Subject to the notice requirement of the immediately following sentence, the Holder has the option to convert up to a maximum of ten percent (10%) of the amount called for redemption. If the Holder elects to convert the Note after receipt of the Redemption Notice, the Company must receive such conversion within twenty-four (24) hours from the time the Redemption Notice is received by such Holder.

(2) Subject to the terms of Section 3.3(a) above, the Company shall have the option to redeem all or a portion of the Notes at a cash price equal to:

          (1) if the redemption occurs within 90 days from the Closing Date, 107% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

          (2) if the redemption occurs between 91 and 120 days from the Closing Date, 111% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

          (3) if the redemption occurs between 121 and 150 days from the Closing Date, 115% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

          (4) if the redemption occurs 151 or more days after the Closing Date, the greater of: (a) 119% of the principal amount of the Note outstanding plus any accrued but unpaid interest or (b) the "Economic Benefit", where "Economic Benefit" means the price the Holder would derive from converting the Note and selling the Common Stock on the Redemption Notice Date (the "Redemption Price)".

1.10     No Fractional Shares.

         The Company shall not issue fractional shares upon conversion of this Note, but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the fair market value of a share of Common Stock on the Conversion Date.

1.11     No Rights as Shareholder.

         Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any other rights as a shareholder of the Company.


                                   ARTICLE IV

                                  MISCELLANEOUS

1.12     Governing Law.

         This Note is being delivered as a sealed instrument in the State of New York and shall be construed in accordance with the laws thereof.

1.13     Headings.

         Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

1.14     Enforcement Expenses.

         The Company agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorney's fees and expenses.

1.15     Binding Effect.

         The obligations of the Company and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

1.16     Amendments.

         This Note may not be modified or amended in any manner except in writing executed by the Company and the Holder.

1.17     Compliance with Securities Laws.

         The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

                  "THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

1.18     Jurisdiction.

         The Company and the Holder hereby submit to the exclusive jurisdiction of any Federal or State court sitting in the City of New York for any action brought in connection with this Note. By executing and delivering this Note, the Company and the Holder hereby irrevocably accept and submit to the personal jurisdiction of the Federal and State courts sitting in the City of New York, generally and unconditionally, in connection with any action brought in connection with this Note.

1.19     Parties in Interest.

(1) This Note shall be binding upon, inure to the benefit of and be enforceable by the Company, the Holder and their respective successors and permitted assigns.

1.20     Company Waivers.

(1) Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(2) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.


(3) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.


                           IFS INTERNATIONAL, INC.


                           By:

                                   Name: Frank A. Pascuito
                                   Title:   Executive Vice President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of IFS INTERNATIONAL, INC. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion* _________________________________________________________

Applicable Conversion Price * __________________________________________________

Signature___________________________________________________________________

         [Name]

Address:__________________________________________________________________

         -----------------------------------------------------------------------

* This original Notice of Conversion must be received by the Company by the third business date following the Conversion Date, and, if such conversion represents the remaining principal balance of the Note, the original Note.